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                                                                   EXHIBIT 10.22

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of March
                                      ---------
11, 2002 between L90, Inc., a Delaware corporation (the "Company"), and Mitchell
                                                         -------
Cannold (the "Employee").
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                                  R E C I T A L

     The Company desires to employ the Employee, and the Employee desires to be so employed by the Company, on the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Company and the Employee hereby agree as follows:

     1.   Employment.
          ----------

     (a) Subject to the terms and conditions contained herein, the Company hereby agrees to employ the Employee, and the Employee accepts such employment, from the date hereof until the earlier of (i) the date which is one year from the date hereof, provided that such initial term shall be automatically renewed for two successive one-year terms unless either party hereto otherwise notifies the other in writing within 90 days prior to the end of such initial term or any such successive term, or (ii) the date such employment is terminated pursuant to Section 4 of this Agreement. During the Employee's employment under this Agreement, the Employee shall perform such duties for the Company consistent with his position as President and CEO as may from time to time be assigned to the Employee by the Board of Directors of the Company (the "Board") and Employee shall report to
                                            -----
          the Board. The Employee shall have the title of President and Chief Executive Officer and such other title or titles, if any, as from time to time may be assigned to the Employee by the Board.

     (b) The Employee will devote substantially all his business time, energy, attention and skill to the services of the Company and its affiliates and to the promotion of their interests. So long as the Employee is employed by the Company, the Employee shall not, without the written consent of the Company:

          (i) engage in any other activity for compensation, profit or other pecuniary advantage, whether received during or after the term of this Agreement;



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                    (ii) render or perform services of a business, professional, or commercial nature other than to or for the Company, either alone or as an employee, consultant, director, officer, or partner of another business entity, whether or not for compensation, and whether or not such activity, occupation or endeavor is similar to, competitive with, or adverse to the business or welfare of the Company; or

                    (iii) invest in or become a shareholder of another
               corporation or other entity; provided, that the Employee's investment solely as a shareholder in another corporation shall not be prohibited hereby so long as such investment is not in excess of one percent (1%) of any class of shares that are traded on a national securities exchange;

provided, however, that the Employee shall not be precluded from (1)
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participating in, or rendering services to, family-owned enterprises, charitable organizations or the like for which the Employee is not compensated on a monetary basis (other than dividends generally paid to equity holders of such entities) or (2) serving on the board(s) of directors of non-competitive businesses.

     (c) Prior to or concurrently with the execution of this Agreement, the Employee has executed an Employee Proprietary Information, Trade Secret and Confidentiality Agreement (the "Confidentiality
                                                     ---------------
          Agreement").
          ---------

     2.   Location of Employment. The Employee's principal place of employment
          ----------------------
shall be at the executive offices of the Company located at New York, New York, or, as may be requested by the Board, at any other office of the Company or any of its affiliates currently or hereinafter located in the metropolitan New York City area; provided, that at the direction of the Board, the Employee may from time to time be required to travel to various domestic and foreign locations. The Company shall provide the Employee with one full-time dedicated administrative assistant during the term hereof.

     3.   Compensation.
          ------------

     (a) In exchange for performance of the Employee's obligations and duties under this Agreement, the Company shall pay the Employee a base salary at an annual rate of $480,000.00, payable in accordance with the Company's standard payroll practices, but not less frequently than monthly. In any payment period in which the Employee shall be employed for less than the entire number of days in such payment period, the salary payable under Section 3(a) shall be prorated on the basis of the number of days during which the Employee was actually employed divided by the number of days in such payment period. The base salary provided for in Section 3(a) shall be reviewed not less frequently than

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          annually by the Board, or a committee thereof, and may be adjusted in their discretion, provided, however, that in no event, without the Employee's consent, shall such base salary be increased by an amount that is lower than four (4%) per cent of the base salary of the immediately preceding year during the term of Employee's employment with the Company and in no event shall the Employee's base salary (as increased from time to time) be decreased at any point during the term of this Agreement. In the event the Employee's salary is decreased, the Employee shall have the right to terminate this Agreement.

     (b) Each year during the term of this Agreement, Employee shall receive a bonus (the "Bonus") based on the comparison between (x) the
                      -----
          projections of the Company's operating results, either net loss or net income, as the case may be, contained in the Company's business plan for such year as approved by the Board (the "Projections") and (y) the
                                                       -----------
          audited financial statements for that year, which shall be conclusive (the "Financials"). The Bonus shall be equal to either: (i) if the
                ----------
          Projections project a net loss for such fiscal year, $50,000.00 for each full $1,000,000.00 in reduced net losses as reflected in the Financials as compared to net losses contained in the Projections, plus $50,000.00 for each full $1,000,000.00 in net income reflected in the Financials, or (ii) if the Projections project net income for such year, $50,000.00 for each full $1,000,000.00 in increased net income contained in the Financials as compared to net income contained in the Projections. In the event the Company acquires or disposes of any business in any year during the term of this Agreement, the Company and the employee shall negotiate in good faith to take into account such acquisition or disposition and determine the appropriate allocation for (i) the reduction in operating losses of any disposed business that should be credited to the Employee under the Bonus formula and (ii) the increase in earnings from any acquired business which should be credited to the Employee under the Bonus formula in determining if the Employee has met or surpassed the Projections. The Bonus, if any, shall be paid to the Employee no later than 30 days following completion by the Company of the Financials for each year.

     (c) The base salary described in subsection (a) hereof and the bonus described in subsection (b) hereof are gross amounts, and the Company shall be required to withhold from such amounts deductions with respect to Federal, state and local taxes, FICA, unemployment compensation taxes and similar taxes, assessments or withholding requirements.

     (d) On or about the commencement of the Employee's employment pursuant to this Agreement, and on each of the first and second anniversary thereof, the Company shall grant the Employee a stock option pursuant to the

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          Company's stock option plan to purchase 500,000 shares of the
          Company's common stock with an exercise price equal to the fair market value on the date of grant. Each such option shall vest in one-third (1/3) increments on the first, second and third anniversaries of the date of grant, so long as the Employee then remains a full-time employee of the Company, provided, however, that in the event of a
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          Change of Control (as defined below), the next annual increment of unvested options shall immediately vest and become exercisable upon the effective date of such Change of Control. Each such option shall be an incentive stock option to the extent permitted by law, with the balance being granted as a non-qualified stock option. Each such option shall be subject to all terms of the Company's stock option plan and the option agreements between the Employee and the Company evidencing such option. The number of shares of the Company's common stock to be purchased pursuant to each of the options to be granted on the first and second anniversary of the date hereof shall be reviewed by the Board, or a committee thereof, and may be adjusted in their discretion, provided, however, that in no event shall such number be
                      --------  -------
          reduced below 500,0000. For purposes of this Agreement, a "Change of
                                                                     ---------
          Control" shall mean: (i) the acquisition by any person, entity or
          -------
          group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) after the date
                                                 ------------
          hereof of the beneficial ownership of more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the stockholders of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or entity different from the persons or entities holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) a change in the composition of the Board which is the direct result of a proxy solicitation and contest pursuant to the Exchange Act such that the members of the Board immediately prior to the commencement of such solicitation and contest no longer constitute a majority of the Board after the conclusion of such solicitation and contest.

     (e) During the Employee's employment under this Agreement, the Employee shall also be reimbursed by the Company for reasonable business



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     expenses, including entertainment, travel and parking, actually incurred or paid by the Employee, consistent with the policies established by the Board, in rendering to the Company the services provided for in this Agreement, upon presentation of expense statements or such other supporting information as is consistent with the policies of the Company. The Employee at all times shall be entitled to travel in business class seating when the Employee travels by air in connection with the Company's business and to private car service when required to travel in connection with the Company's business, including attending business meetings, or working or attending functions outside of normal business hours or on weekends or holidays.

(f)  The Company shall reimburse to the Employee during the term of this
     Agreement: (i) on a monthly basis, the gross amount of $780.00 in connection with the Employee's acquisition and maintenance of an automobile suitable for the Employee's use in connection with the Company's business;
     (ii) on an annual basis, the gross amount of $2,500.00 in connection with the Employee's membership, for his personal use, in one health club; (iii) on a one time basis, $2,500.00 in connection with the Employee's purchase of a personal computer, a dedicated phone line in the Employee's home for the use of such personal computer, a cellular telephone and a Blackberry personal digital assistant; and (iv) on a periodic basis, the reasonable maintenance costs of the items set forth in subsection (iii) hereof.

(g) The Employee shall be entitled to 15 business days vacation for each full year of employment under this Agreement, which vacation time will accrue in accordance with the vacation policy of the Company.

(h) The Employee shall be entitled to participate in all benefit plans (including deferred compensation plans and any medical, dental or life insurance plans) which shall be available from time to time to the domestic management employees of the Company generally, except to the extent such participation in any plan would, in the opinion of the Board, alter the intended tax treatment of such plan; provided, however, that the Employee
                                          --------  -------
     shall have no right under this Agreement, except as set forth in Section 3(d) hereof, to participate in any stock option, stock purchase or other plan relating to shares of capital stock of the Company or its affiliates, which participation, if any, shall be governed by separate agreement. The Employee acknowledges and agrees that the Board may in its discretion terminate at any time or modify from time to time any such benefit plans.


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     (i)  Other than as expressly set forth in this Section 3, the Employee shall not receive any other compensation or benefits except to the extent determined by the Board.

     4.   Termination.
          -----------

     (a) The employment of the Employee under this Agreement may be terminated by the Company upon giving the Employee notice if the Employee has been unable to substantially discharge his essential job duties by reason of illness or injury for either (A) a period of two consecutive months or (B) twelve weeks in any twelve-month period. A termination of the Employee's employment by the Company pursuant to this Section 4(a) shall be communicated to the Employee by written notice and shall be effective on the tenth (10) day after receipt of such notice by the Employee.

     (b) The employment of the Employee under this Agreement shall terminate on the date of the Employee's death.

     (c) The employment of the Employee under this Agreement may be terminated by the Company for cause. The Company may terminate the Employee for cause only after a Cause Event (as hereinafter defined) has occurred. If a Cause Event occurs, the Board of Directors shall have promptly thereafter provided Employee, in writing and in reasonable detail, the facts and circumstances giving rise to its determination that a Cause
          Event has occurred (each, a "Cause Notice"), and, with respect to any
                                       ------------
          Cause Event other than that specified in clauses (iv), (v) or (viii)
          in the definition of Cause Event below, shall have provided Employee in such Cause Notice a suggested course of action to cure such default, and with a cure period (if capable of cure) of not less than thirty (30) days. As used herein, a "Cause Event" shall mean the
                                               -----------
          following circumstances: (i) repeated refusal or failure to perform any duties assigned to the Employee by the Board as are appropriate to be performed by CEO or President and are commensurate with such title and position, (ii) committed a breach of the terms of this Agreement or any other legal obligation to the Company, (iii) failed to perform any of the Employee's material obligations under the Confidentiality Agreement, (iv) demonstrated gross negligence or willful misconduct in the execution of the Employee's assigned duties, (v) been convicted of or pleaded nolo contendere to (a) a felony or (b) any other serious crime involving fraud, dishonesty, theft, misappropriation or embezzlement or which, in the reasonable business judgment of the Board, results in a material adverse effect on the Company, (vi) continual use of illegal drugs or of alcohol where such use of alcohol interferes with the performance of Employee's



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     duties under this Agreement, (vii) engaged in business practices which, in the opinion of the Board, are unethical or reflect materially adversely on the Company, (viii) misappropriated assets of the Company or (ix) been repeatedly absent from work during normal business hours for reasons other than disability or vacation.

(d) The employment of the Employee under this Agreement shall terminate upon receipt by the Board of a written notice of resignation signed by the Employee or, if no notice is given, on the date on which the Employee voluntarily terminates his employment relationship with the Company.

(e) Within six months following the effective date of a Change of Control, the employment of the Employee under this Agreement may be terminated by the Employee upon delivery by the Employee to the Board of a written notice of termination signed by the Employee stating that Employee is terminating his employment hereunder as a result of such Change of Control, if and only to the extent that, following such Change of Control, any of the following occurs without Employee's consent: (i) Employee's job title or responsibilities are materially reduced, or (ii) Employee's base salary then in effect is reduced.

(f)  In addition to the circumstances described in subsections (a), (b), (c),
     (d) and (e) above, the Company may terminate the Employee's employment for any reason or no reason and with or without cause or prior notice. The Employee understands that, subject to subsection (g)(iii) below, he is an at-will employee and may be terminated by the Company without cause or prior notice pursuant to this subsection (f) notwithstanding any other provision contained in this Agreement. This at-will relationship will remain in effect during the term of this Agreement and so long thereafter provided that the Employee remains employed by the Company, unless such at-will employment relationship is modified by a specific, express written agreement signed by the Company.

(g) If the Employee's employment is terminated pursuant to this Section 4 or for any other reason, the Employee shall not be entitled to any compensation or benefits from the Company, under Section 3 of this Agreement or otherwise, except for the following:

     (i) base salary and vacation pay accrued, and reasonable business expenses incurred, under Section 3 of this Agreement through the date of such termination;

     (ii) such benefits, if any, as may be required to be provided by the Company under the Comprehensive Omnibus Budget Reconciliation Act (COBRA) or as required by under the terms of

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                any death, insurance or retirement plan, program or agreement provided by the Company and to which the Employee is a party or in which the Employee is a participant, including, but not limited to, any short-term or long-term disability plan or program, if applicable; and

          (iii) if the Employee's employment is terminated without cause pursuant to subsection (f) above or by the Employee pursuant to subsection (e) above, the Company shall continue to pay to the Employee the base salary described in Section 3(a)(i)above until the earlier to occur of (i) one (1) year from the date of termination, or (ii) the third anniversary of the date of this Agreement. In the event of termination of Employee's employment hereunder, Employee shall be under no obligation to seek other employment and there shall be no offset against any amounts due to Employee under this Agreement on account of any renumeration attributable to any subsequent employment that Employee may obtain.

     5.   Employee's Representations.
          --------------------------

     (a) The Employee represents that he has full authority to enter into this Agreement and that he is free to enter into this Agreement and not under any contractual restraint which would prohibit the Employee from satisfactorily performing his duties to the Company under this Agreement.

     (b) The Employee acknowledges that he is free to seek advice from independent counsel with respect to this Agreement. The Employee has either obtained such advice or, after carefully reviewing this Agreement, has decided to forego such advice. The Employee is not relying on any representation or advice from the Company or any of its officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

     6.   Arbitration. Any controversy or claim arising out of or relating to
          -----------
this Agreement or any breach hereof or the Employee's employment by the Company or termination thereof, shall be settled by arbitration by one arbitrator in accordance with the rules of the American Arbitration Association, and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in the City of New York or such other place as may be agreed upon at the time by the parties to the arbitration.

     7.   Equitable Relief. The Employee acknowledges that the Company is
          ----------------
relying for its protection upon the existence and validity of the provisions of this Agreement, that the services to be rendered by the Employee are of a special, unique and extraordinary character, and that irreparable injury will result to the Company from any



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violation or continuing violation of the provisions of this Agreement for which damages may not be an adequate remedy. Accordingly, the Employee hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to obtain such equitable relief as may be permitted by law in a court of competent jurisdiction including, without limitation, injunctive relief from any violation or continuing violation by the Employee of any term or provision of this Agreement.

     8. Governing Law. This Agreement shall be governed by and construed and
        -------------
enforced in accordance with the internal substantive laws (without regard to choice of law principles) of the State of New York.

     9. Entire Agreement. This Agreement constitutes the whole agreement of the
        ----------------
parties hereto in reference to any employment of the Employee by the Company and in reference to any of the matters or things herein provided for or hereinabove discussed or mentioned in reference to such employment; all prior agreements, promises, representations and understandings relative thereto being herein merged.

     10.  Assignability.
          -------------

     (a) In the event the Company shall merge or consolidate with any other corporation, partnership or business entity, or all or substantially all of the Company's business or assets shall be transferred in any manner to any other corporation, partnership or business entity, then such successor to the Company shall thereupon succeed to, and be subject to, all rights, interests, duties and obligations of, and shall thereafter be deemed for all purposes hereof to be, the "Company" under this Agreement.

     (b) This Agreement is personal in nature and the Employee shall not, without the written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

     (c) Except as set forth in subsection (a) above, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition of this Agreement.

     11.  Amendments; Waivers. This Agreement may be amended, modified,
          -------------------
superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance. Any such written instrument must be approved by the Board to be effective as against the Company. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any

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party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     12.  Notice. All notices, requests or consents required or permitted under
          ------
this Agreement shall be made in writing and shall be given to the other party by personal delivery, overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), if to the Company, sent to such party's addresses or telecopy number as are set forth below such party's signature to this Agreement, and if to the Employee, to his address as set forth in the records of the Company, with a copy to Frankfurt, Garbus, Kurnit, Klein and Selz, A.P.C., 488 Madison Avenue, New York, NY 10022 attn: Gary Schonwald, Esq., or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section 12. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

     13.  Severability. Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.  Survival. The representations and agreements of the Employee set forth
          --------
in Sections 5, 6 and 7 of this Agreement shall survive the expiration or termination of this Agreement (irrespective of the reason for such expiration of termination).

     15.  Attorney's Fees. If any party to this Agreement seeks to enforce his
          ---------------
or its rights under this Agreement, the prevailing party shall be entitled to recover reasonable fees, costs and expenses incurred in connection therewith including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

                            [Signature Page Follows]

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                    [Signature Page to Employment Agreement]

          IN WITNESS WHEREOF, the parties to this Agreement have executed this Employment Agreement as of the date first above written.

                                          L90, INC.,
                                          a Delaware corporation

                                          By  /s/ William Apfelbaum
                                             --------------------------------
                                          An Authorized Officer

                                          Address for Notices:

                                          4499 Glencoe Avenue
                                          Marina del Rey, California  90292
                                          Attention:  Chairman of the Board
                                          Telecopy: (310) 578-9942

                                          EMPLOYEE:


                                           /s/ Mitchell Cannold
                                          -----------------------------------
                                          Mitchell Cannold